UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2005
                                                  -------------

                              110 MEDIA GROUP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     0-29462                     13-412764
        --------                     -------                     ---------
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                             Identification No.)

                         95 Broadhollow Road, Suite 101
                            Melville, New York 11747
                            ------------------------
                    (Address of Principal Executive Offices)

                                 (631) 385-0007
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 12, 2005, the Company entered into a Management Services Agreement (the "Agreement") with Personal Portals Online, Inc. ("Personal Portals"). The term of the Agreement is for twenty-four (24) months commencing as of July 1, 2005. The Agreement will be automatically extended on a year-to-year basis upon expiration of the initial term unless terminated upon thirty (30) days written notice by either party.

During the term of Agreement, Personal Portals will have primary responsibility for the management, redesign and redevelopment of the Company's web traffic operations and technology, finance and accounting including but not limited to:

      i Providing day-to-day administration and operating tasks related to Web 1000 business plan;

      ii Assisting in the implementation of the business strategies and plan of the Web 1000 business plan;

      iii Providing leads for potential clients with respect to the Web 1000 business;

      iv    Negotiating agreements in the ordinary course of business;

      v Identifying appropriate new management, advisors and board members as necessary;

      vi Overseeing the Company's relationships with outside professionals, vendors and customers; and

      vii Providing such other related services as requested by the Company and mutually agreeable to Personal Portals.

Pursuant to the Agreement, the Company will issue to Personal Portals 3,000,000 shares and its common stock $.001 per value. Personal Portals will also be paid a fee of Five Percent (5%) of the net monthly revenues of the Company's business. In addition, Personal Portals will be reimbursed for all reasonable and approved out-of-pocket expenses incurred by in the performance of the services under the Agreement.

Item 3.03 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this report is incorporated by reference in this Item 3.02. Personal Portals represented that it is accredited and the issuance of the Company's common stock was negotiated between Personal Portals and the Company without a broker-dealer or payment of commission in reliance of Section 4(2) of the Act.


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

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits.

10.1 Management Services Agreement between the Company and Personal Portals Online, Inc. dated as of July 1, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        110 MEDIA GROUP, INC.

                                        By: /s/ Raymond Barton
                                            ------------------------------------
                                            Raymond Barton, CEO

Date: July 12, 2005


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